Exhibit 99.1

    Greene County Bancshares Reports Record Third Quarter Results

    GREENEVILLE, Tenn.--(BUSINESS WIRE)--Oct. 16, 2006--Greene County Bancshares, Inc. (NASDAQ:GCBS), the third largest bank holding company headquartered in the State of Tennessee, today announced record third quarter and nine-month 2006 earnings of $5,509,000 and $16,088,000, respectively, reflecting increases of 50% and 56% over comparable year-earlier periods. Diluted per share earnings for the third quarter of 2006 reached $0.56 for an increase of 19% over the third quarter of 2005, while diluted earnings per share for the 2006 year-to-date period totaled $1.63 and represented an improvement of 23% over year-to-date 2005.

    Commenting on the Company's announcement, Stan Puckett, Chairman and Chief Executive Officer, said, "We are pleased to note increasing momentum in our operations, driven by an expanding loan portfolio, stable net interest margins, improving asset quality measures, and continued growth in non-interest income. These broad trends have translated into strong earnings growth for the Company and solid returns for our shareholders."

    Return on Average Assets (ROAA) improved notably compared with the year-earlier period. The Company's ROAA was 1.32% in the third quarter of 2006 compared with 1.34% in the second quarter of 2006 and 1.07% in the year-earlier quarter. Return on Average Equity, reflecting the issuance of new stock in the fourth quarter of 2005, was 12.22% in the third quarter of 2006 compared with 12.43% in the second quarter of 2006 and 12.52% in the third quarter of 2005. Return on Average Tangible Equity (average shareholders' equity less goodwill and intangible assets) was 15.59% in the third quarter of 2006 versus 15.99% in the second quarter of 2006 and 15.60% in the year-earlier quarter.

    Puckett noted that quarterly loan growth was vigorous in the third quarter, rising approximately 16% on an annualized basis and underscoring the economic strength of the Company's key markets. At the same time, credit quality remained strong, as non-performing loans relative to total loans declined to 0.33% in the third quarter compared with 0.34% in the second quarter of 2006 and 0.58% in the same quarter last year. Net charge-offs in the third quarter totaled 0.20% of average total loans versus 0.17% in the second quarter of 2006 and 0.29% in the year-earlier period.

    Net interest margin increased three basis points to 4.83% in the third quarter of 2006 versus the second quarter of 2006 and was 29 basis points ahead of net interest margin in the year-earlier quarter. Improving margins, achieved against generally challenging competitive and interest rate environments, reflected the Company's ongoing efforts to optimize its funding mix. Despite this progress, margin compression remains a concern and management believes some pressure may yet develop in the final quarter the year.

    Greene County Bancshares also continues to focus on controlling expenses in step with the expansion of its business. The Company's efficiency ratio was 55.38% in the third quarter, demonstrating continued improvement from 55.61% in the second quarter of 2006 and 58.28% in the third quarter of 2005.

    Net interest income for the third quarter increased 27% to $18,530,000 from $14,548,000 in the year-earlier period, driven by a 23% increase in average loans outstanding for the periods. The quarter's provision for loan losses declined 3% to $1,661,000 from $1,704,000 in the third quarter of last year, reflecting ongoing improvements in asset quality. Net interest income increased 28% to $53,489,000 for the year-to-date period in 2006 compared with $41,947,000 in the same period last year. The Company's provision for loan losses declined 10% to $3,969,000 in the first nine months of 2006 from $4,386,000 in the year-earlier period.

    Non-interest income increased 37% in the third quarter to $5,191,000 from $3,796,000 in the same quarter last year, while non-interest income for the year-to-date period rose 43% to $14,974,000 from $10,435,000 in the comparable 2005 period. These advances reflected the ongoing positive impact of the Company's High Performance Checking Account product, a key strategic initiative. Third quarter 2006 "net" new accounts opened totaled 3,329 compared with 2,289 during the same quarter last year, an increase of over 45%. This momentum has helped drive non-interest income to 22% of total revenue in 2006, up from 20% in the first nine months of 2005.

    At September 30, 2006, the Company's total assets increased 7% to $1,727,268,000 from $1,619,989,000 at December 31, 2005, and were 23%
ahead of the $1,405,580,000 in total assets reported as of September 30, 2005. Net loans increased 8% to $1,493,878,000 at
September 30, 2006, from $1,378,642,000 at December 31, 2005, and were 23% higher than net loans of $1,215,072,000 at September 30, 2005. Deposits declined slightly to $1,242,810,000 at September 30, 2006, from $1,295,879,000 at December 31, 2005, but were 10% ahead of deposits of $1,134,864,000 as of September 30, 2005. Total shareholders' equity increased 8% to $181,659,000 at September 30, 2006, versus $168,021,000 at December 31, 2005, and was 13% higher than total shareholders' equity of $160,307,000 at September 30, 2005.

    Greeneville, Tennessee-based Greene County Bancshares, Inc., with total assets of approximately $1.727 billion, is the holding company for Greene County Bank. Greene County Bank, founded in 1890, now has 48 branches throughout East and Middle Tennessee, one branch in Bristol, Virginia, one branch in western North Carolina, and a trust services office in Lebanon, Tennessee. Greene County Bank does business in Washington County, Tennessee, as Washington County Bank; in Blount County and Knox County, Tennessee, as American Fidelity Bank; in Montgomery County, Tennessee, as Clarksville Community Bank; in Sumner County, Tennessee, as First Independent Bank; in Rutherford County, Tennessee, as Rutherford Bank and Trust; in Sullivan County, Tennessee, as Sullivan County Bank and First Bristol Bank; in Hamblen County, Tennessee, as Hamblen County Bank; in McMinn County, Tennessee, as Bank of Athens and Bank of Niota; in Hawkins County, Tennessee, as Hawkins County Bank and Bank of Bulls Gap; in Lawrence County, Tennessee, as Bank of Lawrence County; in Cocke County, Tennessee, as Cocke County Bank; in Loudon County, Tennessee, as Community Bank of Loudon County; in Monroe County, Tennessee, as Community Trust Bank; in the City of Bristol, Virginia, as First Bristol Bank; in Davidson County and Williamson County, Tennessee, as Middle Tennessee Bank & Trust; and in Wilson County, Tennessee, as President's Trust. In addition, Greene County Bank also conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in subprime automobile lending; and Fairway Title Co., a title insurance company.

    This news release may contain forward-looking statements regarding Greene County Bancshares, Inc., as defined in Section 21E of the Securities Exchange Act of 1934. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. A discussion of factors that could cause actual results to differ materially from those expressed in the forward-looking statements is included in the Greene County Bancshares, Inc. filings with the Securities and Exchange Commission.


                    GREENE COUNTY BANCSHARES, INC.
                    Unaudited Financial Highlights
               (In thousands, except per share amounts)

                           Three Months Ended       Nine Months Ended
                       --------------------------- -------------------
                       Sept. 30, June 30, Sept 30, Sept. 30, Sept. 30,
                         2006     2006     2005      2006      2005
                       --------- -------- -------- --------- ---------
Interest income         $30,367  $28,489  $22,115   $85,623   $61,553
Interest expense         11,837   10,716    7,567    32,134    19,606
                       --------- -------- -------- --------- ---------
Net interest income      18,530   17,773   14,548    53,489    41,947
Provision for loan
 losses                   1,661    1,244    1,704     3,969     4,386
                       --------- -------- -------- --------- ---------
Net interest income
 after provision for
 loan losses             16,869   16,529   12,844    49,520    37,561
Non-interest income       5,191    5,028    3,796    14,974    10,435
Non-interest expense     13,136   12,679   10,691    38,521    31,388
                       --------- -------- -------- --------- ---------
Income before income
 taxes                    8,924    8,878    5,949    25,973    16,608
Income taxes              3,415    3,395    2,273     9,885     6,283
                       --------- -------- -------- --------- ---------
Net income              $ 5,509  $ 5,483  $ 3,676   $16,088   $10,325
                       ========= ======== ======== ========= =========
Comprehensive income    $ 5,672  $ 5,498  $ 3,639   $16,259   $10,193
                       ========= ======== ======== ========= =========

Earnings per share:
   Basic                $  0.56  $  0.56  $  0.48   $  1.65   $  1.35
                       ========= ======== ======== ========= =========
   Diluted              $  0.56  $  0.55  $  0.47   $  1.63   $  1.33
                       ========= ======== ======== ========= =========

Weighted average
 shares:
   Basic                  9,790    9,786    7,711     9,782     7,671
                       ========= ======== ======== ========= =========
   Diluted                9,900    9,898    7,805     9,893     7,765
                       ========= ======== ======== ========= =========

Dividends declared per
 share                  $  0.12  $  0.12  $  0.12   $  0.36   $  0.36
                       ========= ======== ======== ========= =========


                                    Sept. 30,   Dec. 31,    Sept. 30,
                                      2006        2005        2005
                                   ----------- ----------- -----------
Total assets                       $1,727,268  $1,619,989  $1,405,580
Cash and cash equivalents              41,474      46,136      35,464
Investment securities                  52,796      58,736      63,565
Loans, net of unearned interest     1,493,878   1,378,642   1,215,072
Allowance for loan losses              21,616      19,739      17,640
Deposits                            1,242,810   1,295,879   1,134,864
Shareholders' equity                  181,659     168,021     160,307
Tangible shareholders' equity (1)     142,848     128,399     137,176
Book value per share                    18.54       17.20       16.90
Tangible book value per share (1)       14.58       13.15       14.46


(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.


                    GREENE COUNTY BANCSHARES, INC.
                Condensed Consolidated Balance Sheets
     September 30, 2006, December 31, 2005 and September 30, 2005
        (Dollars in thousands except share and per share data)

                             (Unaudited)                  (Unaudited)
                            September 30,  December 31,  September 30,
                                2006         2005 (1)        2005
                           -------------- ------------- --------------
          ASSETS
--------------------------

Cash and due from banks    $      41,474  $     46,136  $      35,464

Federal funds sold & other        28,004        28,387         10,857

Securities available-for-
 sale ("AFS")                     43,142        48,868         53,778
Securities held-to-
 maturity (with a market
 value of $2,674, $3,335
 and $3,394 on September
 30, 2006, December 31,
 2005 and September 30,
 2005)                             2,690         3,379          3,380

FHLB, Bankers Bank and
 other stock, at cost              6,964         6,489          6,407

Loans held for sale                2,195         2,686          4,260

Loans, net of unearned
 interest                      1,493,878     1,378,642      1,215,072

Allowance for loan losses        (21,616)      (19,739)       (17,640)

Bank premises and
 equipment, net of
 accumulated depreciation         54,125        49,985         36,311

Goodwill and other
 intangible assets                38,811        39,622         23,131

Other assets                      37,601        35,534         34,560

                           -------------- ------------- --------------
     Total Assets          $   1,727,268  $  1,619,989  $   1,405,580
                           ============== ============= ==============

     LIABILITIES AND
   SHAREHOLDERS' EQUITY
--------------------------

Deposits                   $   1,242,810  $  1,295,879  $   1,134,864
Federal funds purchased           75,000             -              -
Repurchase agreements             22,601        17,498         11,393
FHLB advances and notes
 payable                         173,058       105,146         70,240
Subordinated debentures           13,403        13,403         13,403
Accrued interest payable
 and other liabilities            18,737        20,042         15,373
                           -------------- ------------- --------------

    Total Liabilities          1,545,609     1,451,968      1,245,273
                           -------------- ------------- --------------

   SHAREHOLDERS' EQUITY
--------------------------

Common Stock: $2 par
 value, 15,000,000 shares
 authorized; 9,796,349,
 9,766,336 and 9,485,949
 shares outstanding               19,593        19,533         18,972
Paid in Capital                   71,542        70,700         64,634
Retained Earnings                 90,723        78,158         76,860
Accumulated Other
 Comprehensive Income
 (Loss)                             (199)         (370)          (159)
                           -------------- ------------- --------------

    Total Shareholders'
     Equity                      181,659       168,021        160,307
                           -------------- ------------- --------------

    Total Liabilities &
     Shareholders' Equity  $   1,727,268  $  1,619,989  $   1,405,580
                           ============== ============= ==============

(1) Derived from Audited Consolidated Financial Statements.


                    GREENE COUNTY BANCSHARES, INC.
 Condensed Consolidated Statements of Income and Comprehensive Income Three Months Ended September 30, 2006, June 30, 2006 and September 30,
        2005 and Nine Months Ended September 30, 2006 and 2005
                             (Unaudited)
        (Dollars in thousands except share and per share data)



                                         Three Months Ended
                              ----------------------------------------
                              September 30,   June 30,   September 30,
                                  2006         2006          2005
                             -------------- ----------- --------------

Interest Income:
-----------------------------
  Interest and Fees on Loans $      29,600  $   27,781  $      21,335
  Interest on Investment
   Securities                          752         649            626
  Interest on Federal Funds
   Sold and Interest-earning
   Deposits                             15          59            154
                             -------------- ----------- --------------
        Total Interest Income       30,367      28,489         22,115
                             -------------- ----------- --------------

Interest Expense:
-----------------------------
  Interest on Deposits               8,828       8,647          6,285
  Interest on Borrowings             3,009       2,069          1,282
                             -------------- ----------- --------------
       Total Interest Expense       11,837      10,716          7,567
                             -------------- ----------- --------------

          Net Interest Income       18,530      17,773         14,548

Provision for Loan Losses            1,661       1,244          1,704
                             -------------- ----------- --------------

    Net Interest Income after
     Provision for Loan
     Losses                         16,869      16,529         12,844
                             -------------- ----------- --------------

Noninterest Income:
-----------------------------
  Service Charges,
   Commissions and Fees              4,125       4,001          3,159
  Other Income                       1,066       1,027            637
                             -------------- ----------- --------------
     Total Noninterest Income        5,191       5,028          3,796
                             -------------- ----------- --------------
Noninterest Expense:
-----------------------------
  Salaries and Benefits              6,768       6,266          5,366
  Occupancy and Furniture and
   Equipment Expense                 2,046       2,050          1,821
  Other Expenses                     4,322       4,363          3,504
                             -------------- ----------- --------------
    Total Noninterest Expense       13,136      12,679         10,691
                             -------------- ----------- --------------

     Income Before Income
      Taxes                          8,924       8,878          5,949

Income Taxes                         3,415       3,395          2,273
                             -------------- ----------- --------------

    Net Income               $       5,509  $    5,483  $       3,676
                             ============== =========== ==============

    Comprehensive Income     $       5,672  $    5,498  $       3,639
                             ============== =========== ==============

Per Share of Common Stock:
-----------------------------
  Basic Earnings                     $0.56       $0.56          $0.48
                             ============== =========== ==============
  Diluted Earnings                   $0.56       $0.55          $0.47
                             ============== =========== ==============
  Dividends                          $0.12       $0.12          $0.12
                             ============== =========== ==============

Weighted Average Shares
 Outstanding:
-----------------------------
  Basic                          9,790,058   9,785,936      7,710,871
                             ============== =========== ==============
  Diluted                        9,900,396   9,897,987      7,805,458
                             ============== =========== ==============



                                               Nine Months Ended
                                          ----------------------------
                                          September 30,  September 30,
                                              2006           2005
                                         -------------- --------------

Interest Income:
-----------------------------
  Interest and Fees on Loans             $      83,481  $      59,265
  Interest on Investment
   Securities                                    2,032          1,691
  Interest on Federal Funds
   Sold and Interest-earning
   Deposits                                        110            597
                                         -------------- --------------
        Total Interest Income                   85,623         61,553
                                         -------------- --------------

Interest Expense:
-----------------------------
  Interest on Deposits                          25,517         16,048
  Interest on Borrowings                         6,617          3,558
                                         -------------- --------------
       Total Interest Expense                   32,134         19,606
                                         -------------- --------------

          Net Interest Income                   53,489         41,947

Provision for Loan Losses                        3,969          4,386
                                         -------------- --------------

    Net Interest Income after
     Provision for Loan
     Losses                                     49,520         37,561
                                         -------------- --------------

Noninterest Income:
-----------------------------
  Service Charges,
   Commissions and Fees                         11,357          8,137
  Other Income                                   3,617          2,298
                                         -------------- --------------
     Total Noninterest Income                   14,974         10,435
                                         -------------- --------------
Noninterest Expense:
-----------------------------
  Salaries and Benefits                         19,425         15,710
  Occupancy and Furniture and
   Equipment Expense                             6,155          5,334
  Other Expenses                                12,941         10,344
                                         -------------- --------------
    Total Noninterest Expense                   38,521         31,388
                                         -------------- --------------

     Income Before Income
      Taxes                                     25,973         16,608

Income Taxes                                     9,885          6,283
                                         -------------- --------------

    Net Income                           $      16,088  $      10,325
                                         ============== ==============

    Comprehensive Income                 $      16,259  $      10,193
                                         ============== ==============

Per Share of Common Stock:
-----------------------------
  Basic Earnings                                 $1.65          $1.35
                                         ============== ==============
  Diluted Earnings                               $1.63          $1.33
                                         ============== ==============
  Dividends                                      $0.36          $0.36
                                         ============== ==============

Weighted Average Shares
 Outstanding:
-----------------------------
  Basic                                      9,782,255      7,670,502
                                         ============== ==============
  Diluted                                    9,893,417      7,765,343
                                         ============== ==============


                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                             (UNAUDITED)

        (Dollars in thousands except share and per share data)

                                September 30,  December 31,       %
                                    2006          2005         Change
                               -------------- -------------    -------
Financial Condition Data:
------------------------------

  Assets                       $   1,727,268  $  1,619,989       6.62%
  Loans, net of unearned
   interest                        1,493,878     1,378,642       8.36%
  Cash and investments                94,270       104,872     -10.11%
  Federal funds sold                  28,004        28,387      -1.35%
  Deposits                         1,242,810     1,295,879      -4.10%
  Federal funds purchased             75,000             -          -
  FHLB advances and notes
   payable                           173,058       105,146      64.59%
  Subordinated debentures             13,403        13,403       0.00%
  Federal funds purchased and
   repurchase agreements              22,601        17,498      29.16%
  Shareholders' equity               181,659       168,021       8.12%
  Tangible shareholders'
   equity (1)                        142,848       128,399      11.25%

  Ratios:
------------------------------
    Book value per share              $18.54        $17.20       7.79%
    Tangible book value per
     share (1)                        $14.58        $13.15      10.87%
    Average equity to average
     assets                            10.78%         9.20%     17.17%
    Dividend payout ratio              21.90%        37.38%(2) -41.41%

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(2) Includes special dividend of $.14 per share paid in December 2005.


                                        Three Months Ended
                                          September 30,
                                      ----------------------
                                        2006        2005     % Change
                                     ----------- ----------- ---------
Operating Data:
-------------------------------------

 Total Interest Income               $   30,367  $   22,115     37.31%
 Total Interest Expense                  11,837       7,567     56.43%
                                     ----------- ----------- ---------
   Net Interest Income                   18,530      14,548     27.37%
 Provision for Loan Losses                1,661       1,704     -2.52%
                                     ----------- ----------- ---------
   Net Interest Income After
    Provision for Loan Losses            16,869      12,844     31.34%
 Non-Interest Income                      5,191       3,796     36.75%
 Non-Interest Expense                    13,136      10,691     22.87%
                                     ----------- ----------- ---------
   Income Before Income Taxes             8,924       5,949     50.01%
                                     ----------- ----------- ---------
 Income Tax Expense                       3,415       2,273     50.24%
                                      ----------  ---------- ---------
   Net Income                        $    5,509  $    3,676     49.86%
                                     =========== =========== =========

   Comprehensive Income              $    5,672  $    3,639     55.87%
                                     =========== =========== =========

Per Share of Common Stock:
-------------------------------------
 Basic Earnings                           $0.56       $0.48     16.67%
                                     =========== =========== =========
 Diluted Earnings                         $0.56       $0.47     19.15%
                                     =========== =========== =========
 Dividends                                $0.12       $0.12      0.00%
                                     =========== =========== =========

Weighted Average Shares Outstanding:
-------------------------------------
 Basic                                9,790,058   7,710,871
                                     =========== ===========
 Diluted                              9,900,396   7,805,458
                                     =========== ===========

                                        Nine Months Ended
                                          September 30,
                                      ----------------------
                                        2006        2005     % Change
                                     ----------- ----------- ---------
Operating Data:
------------------------------------

 Total Interest Income               $   85,623  $   61,553     39.10%
 Total Interest Expense                  32,134      19,606     63.90%
                                     ----------- ----------- ---------
   Net Interest Income                   53,489      41,947     27.52%
 Provision for Loan Losses                3,969       4,386     -9.51%
                                     ----------- ----------- ---------
   Net Interest Income After
    Provision for Loan Losses            49,520      37,561     31.84%
 Non-Interest Income                     14,974      10,435     43.50%
 Non-Interest Expense                    38,521      31,388     22.73%
                                     ----------- ----------- ---------
   Income Before Income Taxes            25,973      16,608     56.39%
                                     ----------- ----------- ---------
 Income Tax Expense                       9,885       6,283     57.33%
                                     ----------- ----------- ---------
   Net Income                        $   16,088  $   10,325     55.82%
                                     =========== =========== =========

   Comprehensive Income              $   16,259  $   10,193     59.51%
                                     =========== =========== =========

Per Share of Common Stock:
------------------------------------
 Basic Earnings                           $1.65       $1.35     22.22%
                                     =========== =========== =========
 Diluted Earnings                         $1.63       $1.33     22.56%
                                     =========== =========== =========
 Dividends                                $0.36       $0.36      0.00%
                                     =========== =========== =========

Weighted Average Shares Outstanding:
------------------------------------
 Basic                                9,782,255   7,670,502
                                     =========== ===========
 Diluted                              9,893,417   7,765,343
                                     =========== ===========


                             Three Months Ended           Nine Months
                    ------------------------------------     Ended
                                                         September 30,
                    September 30, June 30, September 30, -------------
                        2006        2006       2005      2006   2005
                    ------------- -------- ------------- ------ ------
Key Financial
 Ratios:
-------------------

 Return on Average
  Assets                    1.32%    1.34%         1.07%  1.31%  1.04%
 Return on Average
  Shareholders'
  Equity                   12.22%   12.43%        12.52% 12.17% 12.08%
 Return on Average
  Tangible
  Shareholders'
  Equity (1)               15.59%   15.99%        15.60% 15.66% 15.21%
 Interest Rate
  Spread                    4.35%    4.35%         4.23%  4.37%  4.30%
 Net Interest
  Margin                    4.83%    4.80%         4.54%  4.81%  4.58%
 Efficiency Ratio          55.38%   55.61%        58.28% 56.27% 59.92%

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.


                                 September 30,  June 30, September 30,
                                     2006        2006        2005
                                 -------------  -------- -------------
Asset Quality Ratios:
--------------------------------
 Nonperforming Loans as a
  Percentage of Total Loans, net
  of Unearned Income                     0.33%     0.34%         0.58%
 Nonperforming Assets as a
  Percentage of Total Assets             0.42%     0.47%         0.75%
 Allowance for Loan Losses as a
  Percentage of Total Loans, net
  of Unearned Income                     1.45%     1.45%         1.45%
 Allowance for Loan Losses as a
  Percentage of Nonperforming
  Assets                               295.22%   263.55%       166.27%
 Net Charge-Offs to Average
  Total Loans, Net of Unearned
  Income                                 0.20%     0.17%         0.29%


                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                          September 30, 2006
                             (UNAUDITED)

Nonperforming Assets and Net Charge-offs
----------------------------------------

As of and for the three months ended
 September 30, 2006                      Bank     Other      Total
-------------------------------------- -------- -------- -------------
  Loans past due 90 days and still
   accruing                            $    51  $    14  $         65
  Nonaccrual loans                       4,304      519         4,823
  Other real estate owned and
   repossessed assets                    2,207      227         2,434
                                       -------- -------- -------------
      Total nonperforming assets       $ 6,562  $   760  $      7,322
                                       ======== ======== =============

  YTD annualized net charge-offs       $ 1,931  $   859  $      2,789
                                       ======== ======== =============

As of and for the three months ended
 September 30, 2005                      Bank     Other      Total
-------------------------------------- -------- -------- -------------
  Loans past due 90 days and still
   accruing                            $ 1,077  $     -  $      1,077
  Nonaccrual loans                       5,506      517         6,023
  Other real estate owned and
   repossessed assets                    3,247      262         3,509
                                       -------- -------- -------------
      Total nonperforming assets       $ 9,830  $   779  $     10,609
                                       ======== ======== =============

  YTD annualized net charge-offs       $ 1,959  $ 1,331  $      3,289
                                       ======== ======== =============

As of and for the year ended December
 31, 2005                                Bank     Other      Total
-------------------------------------- -------- -------- -------------
  Loans past due 90 days and still
   accruing                            $   809  $     -  $        809
  Nonaccrual loans                       5,393      522         5,915
  Other real estate owned and
   repossessed assets                    3,396      347         3,743
                                       -------- -------- -------------
      Total nonperforming assets       $ 9,598  $   869  $     10,467
                                       ======== ======== =============

  Net charge-offs                      $ 2,490  $ 1,324  $      3,814
                                       ======== ======== =============


Asset Quality Ratios
--------------------------------------

As of and for the three months ended
 September 30, 2006                      Bank     Other   Consolidated
-------------------------------------- --------  -------  ------------
  Nonperforming loans as a percentage
   of total loans, net of unearned
   income                                 0.29%    1.63%         0.33%
  Nonperforming assets as a percentage
   of total assets                        0.38%    2.02%         0.42%
  Allowance for loan losses as a
   percentage of total loans, net of
   unearned income                        1.28%    7.92%         1.45%
  Allowance for loan losses as a
   percentage of nonperforming assets   289.90%  341.18%       295.22%
  YTD annualized net charge-offs to
   average total loans, net of
   unearned income                        0.14%    2.72%         0.20%


As of and for the three months ended
 September 30, 2005                      Bank     Other   Consolidated
-------------------------------------- --------  -------  ------------
  Nonperforming loans as a percentage
   of total loans, net of unearned
   income                                 0.54%    1.69%         0.58%
  Nonperforming assets as a percentage
   of total assets                        0.70%    1.85%         0.75%
  Allowance for loan losses as a
   percentage of total loans, net of
   unearned income                        1.26%    7.92%         1.45%
  Allowance for loan losses as a
   percentage of nonperforming assets   154.79%  311.17%       166.27%
  YTD annualized net charge-offs to
   average total loans, net of
   unearned income                        0.17%    4.22%         0.29%


As of and for the year ended December
 31, 2005                                Bank     Other   Consolidated
-------------------------------------- --------  -------  ------------
  Nonperforming loans as a percentage
   of total loans, net of unearned
   income                                 0.45%    1.68%         0.49%
  Nonperforming assets as a percentage
   of total assets                        0.59%    2.37%         0.65%
  Allowance for loan losses as a
   percentage of total loans, net of
   unearned income                        1.26%    7.89%         1.43%
  Allowance for loan losses as a
   percentage of nonperforming assets   180.06%  282.74%       188.58%
  Net charge-offs to average total
   loans, net of unearned income          0.21%    4.22%         0.32%


                    GREENE COUNTY BANCSHARES, INC.
        Condensed Average Balances, Interest Rates and Yields
                          September 30, 2006


                                               Three Months Ended
                                                 September 30,
                                          ----------------------------
                                                     2006
                                          ----------------------------

                                           Average            Average
                                           Balance   Interest  Rate
                                          ---------- -------- --------
Interest-earning assets:
-----------------------------------------

    Loans                                 1,464,356   29,600    8.02%
    Investment securities                    57,226      752    5.21%
    Other short-term investments              1,168       15    5.10%
                                          ---------- -------- --------
            Total interest-earning assets 1,522,750   30,367    7.91%
                                          ---------- -------- --------

    Non-interest earning assets             148,418
                                          ----------
                             Total assets 1,671,168
                                          ==========


Interest-bearing liabilities:
-----------------------------------------
  Deposits:
-----------------------------------------
    Now accounts, money market and
     savings                                467,112    2,447    2.08%
    Time deposits                           630,258    6,381    4.02%
                                          ---------- -------- --------
          Total interest bearing-deposits 1,097,370    8,828    3.19%
                                          ---------- -------- --------

    Securities sold under repurchase and
     short-term borrowings                   42,775      531    4.93%
    Notes payable                           178,786    2,478    5.50%

                                          ---------- -------- --------
       Total interest-bearing liabilities 1,318,931   11,837    3.56%
                                          ---------- -------- --------

  Non-Interest Bearing Liabilities:
-----------------------------------------
    Demand Deposits                         152,035
    Other Liabilities                        19,868
                                          ----------
   Total Non-Interest Bearing Liabilities   171,903
                                          ----------

                        Total liabilities 1,490,834
                                          ----------

    Shareholders' equity                    180,334

 Total liabilities & shareholders' equity 1,671,168
                                          ==========

Net interest income                                   18,530
                                                     ========

Interest rate spread                                            4.35%
                                                              ========

Net yield on interest-earning assets (net
 interest margin)                                               4.83%
                                                              ========


                                              Three Months Ended
                                                 September 30,
                                         -----------------------------
                                                      2005
                                           ---------------------------

                                            Average            Average
                                            Balance   Interest  Rate
                                           ---------- -------- -------
Interest-earning assets:
-----------------------------------------

    Loans                                  1,190,852   21,335    7.11%
    Investment securities                     62,860      626    3.95%
    Other short-term investments              18,123      154    3.37%
                                           ---------- -------- -------
            Total interest-earning assets  1,271,835   22,115    6.90%
                                           ---------- -------- -------

    Non-interest earning assets              104,047
                                           ----------
                             Total assets  1,375,882
                                           ==========


Interest-bearing liabilities:
-----------------------------------------
  Deposits:
-----------------------------------------
    Now accounts, money market and
     savings                                 406,431    1,449    1.41%
    Time deposits                            611,800    4,836    3.14%
                                           ---------- -------- -------
          Total interest bearing-deposits  1,018,231    6,285    2.45%
                                           ---------- -------- -------

    Securities sold under repurchase and
     short-term borrowings                    13,551       98    2.87%
    Notes payable                             91,493    1,184    5.13%

                                           ---------- -------- -------
       Total interest-bearing liabilities  1,123,275    7,567    2.67%
                                           ---------- -------- -------

  Non-Interest Bearing Liabilities:
-----------------------------------------
    Demand Deposits                          120,460
    Other Liabilities                         14,686
                                           ----------
   Total Non-Interest Bearing Liabilities    135,146
                                           ----------

                        Total liabilities  1,258,421
                                           ----------

    Shareholders' equity                     117,461

 Total liabilities & shareholders' equity  1,375,882
                                           ==========

Net interest income                                    14,548
                                                      ========

Interest rate spread                                             4.23%
                                                               =======

Net yield on interest-earning assets (net
 interest margin)                                                4.54%
                                                               =======


                                               Nine Months Ended
                                                 September 30,
                                          ----------------------------
                                                     2006
                                          ----------------------------

                                           Average            Average
                                           Balance   Interest  Rate
                                          ---------- -------- --------
Interest-earning assets:
-----------------------------------------

    Loans                                 1,428,177   83,481    7.82%
    Investment securities                    56,084    2,032    4.84%
    Other short-term investments              2,998      110    4.91%
                                          ---------- -------- --------
            Total interest-earning assets 1,487,259   85,623    7.70%
                                          ---------- -------- --------

    Non-interest earning assets             147,364
                                          ----------
                             Total assets 1,634,623
                                          ==========


Interest-bearing liabilities:
-----------------------------------------
  Deposits:
-----------------------------------------
    Now accounts, money market and
     savings                                497,576    7,703    2.07%
    Time deposits                           627,269   17,814    3.80%
                                          ---------- -------- --------
          Total interest bearing-deposits 1,124,845   25,517    3.03%
                                          ---------- -------- --------

    Securities sold under repurchase and
     short-term borrowings                   33,156    1,135    4.58%
    Notes payable                           134,820    5,482    5.44%

                                          ---------- -------- --------
       Total interest-bearing liabilities 1,292,821   32,134    3.32%
                                          ---------- -------- --------

  Non-Interest Bearing Liabilities:
-----------------------------------------
    Demand Deposits                         147,049
    Other Liabilities                        18,535
                                          ----------
   Total Non-Interest Bearing Liabilities   165,584
                                          ----------

                        Total liabilities 1,458,405
                                          ----------

    Shareholders' equity                    176,218

 Total liabilities & shareholders' equity 1,634,623
                                          ==========

Net interest income                                   53,489
                                                     ========

Interest rate spread                                            4.37%
                                                              ========

Net yield on interest-earning assets (net
 interest margin)                                               4.81%
                                                              ========


                                               Nine Months Ended
                                                 September 30,
                                         -----------------------------
                                                      2005
                                           ---------------------------

                                            Average            Average
                                            Balance   Interest  Rate
                                           ---------- -------- -------
Interest-earning assets:
-----------------------------------------

    Loans                                  1,137,400   59,265    6.97%
    Investment securities                     58,229    1,691    3.88%
    Other short-term investments              28,446      597    2.81%
                                           ---------- -------- -------
            Total interest-earning assets  1,224,075   61,553    6.72%
                                           ---------- -------- -------

    Non-interest earning assets              103,577
                                           ----------
                             Total assets  1,327,652
                                           ==========


Interest-bearing liabilities:
-----------------------------------------
  Deposits:
-----------------------------------------
    Now accounts, money market and
     savings                                 399,016    3,476    1.16%
    Time deposits                            578,403   12,572    2.91%
                                           ---------- -------- -------
          Total interest bearing-deposits    977,419   16,048    2.20%
                                           ---------- -------- -------

    Securities sold under repurchase and
     short-term borrowings                    15,646      282    2.41%
    Notes payable                             88,342    3,276    4.96%

                                           ---------- -------- -------
       Total interest-bearing liabilities  1,081,407   19,606    2.42%
                                           ---------- -------- -------

  Non-Interest Bearing Liabilities:
-----------------------------------------
    Demand Deposits                          117,930
    Other Liabilities                         14,387
                                           ----------
   Total Non-Interest Bearing Liabilities    132,317
                                           ----------

                        Total liabilities  1,213,724
                                           ----------

    Shareholders' equity                     113,928

 Total liabilities & shareholders' equity  1,327,652
                                           ==========

Net interest income                                    41,947
                                                      ========

Interest rate spread                                             4.30%
                                                               =======

Net yield on interest-earning assets (net
 interest margin)                                                4.58%
                                                               =======


                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                          September 30, 2006
                             (UNAUDITED)

                     September 30, 2006  December 31, 2005
                    ------------------- -------------------
Loans                 Balance      %      Balance      %     % Change
------------------- ----------- ------- ----------- -------  ---------
Commercial          $  260,709   17.32% $  245,285   17.67%      6.29%
Commercial real
 estate                862,526   57.31%    729,254   52.52%     18.28%
Residential real
 estate                287,529   19.11%    319,797   23.03%    -10.09%
Consumer                89,389    5.94%     90,682    6.53%     -1.43%
Other                    4,757    0.32%      3,476    0.25%     36.85%
                     ---------- -------  ---------- -------  ---------
                     1,504,910  100.00%  1,388,494  100.00%      8.38%
                                =======             =======  =========

  Less: Unearned
   interest income     (11,032)             (9,852)
                    -----------         -----------
    Total           $1,493,878          $1,378,642
                    ===========         ===========


Loan Balances by Banking Units and
 Operating Subsidiaries
---------------------------------------

                     September 30, 2006  December 31, 2005
                     ------------------  ------------------
                                 % to                % to
                        Loan    Total       Loan    Total
                      Balance    Loans    Balance    Loans   % Change
                    ----------- ------- ----------- -------  ---------

Greene County Bank  $  110,945    7.43% $  113,213    8.21%     -2.00%
American Fidelity
 Bank                  512,411   34.29%    447,261   32.46%     14.57%
Bank of Athens          48,912    3.27%     46,744    3.39%      4.64%
Bank of Bulls Gap        5,080    0.34%      5,273    0.38%     -3.66%
Bank of Niota            8,524    0.57%     10,478    0.76%    -18.65%
Clarksville
 Community Bank        100,785    6.75%    107,660    7.81%     -6.39%
Cocke County Bank        6,239    0.42%      6,021    0.44%      3.62%
Community Bank of
 Loudon County          27,451    1.84%     23,362    1.69%     17.50%
Community Trust
 Bank                    8,544    0.57%      9,937    0.72%    -14.02%
First Bristol Bank      61,089    4.09%     57,661    4.18%      5.95%
First Independent
 Bank                   59,832    4.01%     65,391    4.74%     -8.50%
Hamblen County Bank     48,142    3.22%     48,944    3.55%     -1.64%
Hawkins County Bank     35,219    2.36%     31,887    2.31%     10.45%
Bank of Lawrence
 County                 22,203    1.49%     24,222    1.76%     -8.34%
Middle Tennessee
 Bank and Trust        116,622    7.81%     87,351    6.34%     33.51%
Rutherford Bank and
 Trust                  92,473    6.19%     83,590    6.06%     10.63%
Sullivan County
 Bank                   13,167    0.88%     16,865    1.22%    -21.93%
Washington County
 Bank                  183,486   12.28%    161,643   11.72%     13.51%

GCB Acceptance
 Corporation            12,697    0.85%     12,140    0.88%      4.59%
Superior Financial
 Services, Inc.         20,057    1.34%     18,999    1.38%      5.57%

                    ----------- ------- ----------- -------  ---------
    Totals          $1,493,878  100.00% $1,378,642  100.00%      8.36%
                    =========== ======= =========== =======  =========



                     September 30, 2006  December 31, 2005
                    ------------------- -------------------
Deposits              Balance      %      Balance      %     % Change
------------------- ----------- ------- ----------- -------  ---------
Non-interest
 bearing demand     $  155,897   12.23% $  144,216   11.13%      8.10%
Interest bearing
 demand                245,279   21.30%    268,714   20.74%     -8.72%
Money market and
 savings               211,710   16.97%    245,740   18.96%    -13.85%
Retail time            404,400   32.66%    425,506   32.83%     -4.96%
Jumbo time             225,524   16.84%    211,703   16.34%      6.53%
                    ----------- ------- ----------- -------  ---------
  Total             $1,242,810  100.00% $1,295,879  100.00%     -4.10%
                    =========== ======= =========== =======  =========

Deposit Balances by Banking Units and
 Operating Subsidiaries
---------------------------------------

                     September 30, 2006  December 31, 2005
                    ------------------- -------------------
                      Balance      %      Balance      %     % Change
                    ----------- ------- ----------- -------  ---------
Greene County Bank  $  334,206   26.87% $  322,396   24.90%      3.66%
American Fidelity
 Bank                  168,246   13.54%    184,874   14.27%     -8.99%
Bank of Athens          30,310    2.44%     26,280    2.03%     15.33%
Bank of Bulls Gap       17,085    1.37%     16,181    1.25%      5.59%
Bank of Niota           16,005    1.29%     16,237    1.25%     -1.43%
Clarksville
 Community Bank        148,433   11.94%    169,032   13.04%    -12.19%
Cocke County Bank       29,568    2.38%     28,314    2.18%      4.43%
Community Bank of
 Loudon County          24,837    2.00%     24,507    1.89%      1.35%
Community Trust
 Bank                    4,472    0.36%      6,539    0.50%    -31.61%
First Bristol Bank      27,969    2.25%     47,351    3.65%    -40.93%
First Independent
 Bank                   90,803    7.31%    101,071    7.80%    -10.16%
Hamblen County Bank     50,907    4.10%     52,998    4.09%     -3.95%
Hawkins County Bank     42,581    3.43%     47,484    3.66%    -10.33%
Bank of Lawrence
 County                 69,559    5.60%     70,519    5.44%     -1.36%
Middle Tennessee Bank
 and Trust              51,799    4.17%     38,919    3.00%     33.09%
Rutherford Bank and
 Trust                  50,804    4.09%     51,903    4.01%     -2.12%
Sullivan County
 Bank                   12,328    0.99%     13,671    1.05%     -9.82%
Washington County
 Bank                   72,898    5.87%     77,603    5.99%     -6.06%

GCB Acceptance
 Corporation                 -    0.00%          -    0.00%         -
Superior Financial
 Services, Inc.              -    0.00%          -    0.00%         -

                    ----------- ------- ----------- -------  ---------
                    $1,242,810  100.00% $1,295,879  100.00%     -4.10%
                    =========== ======= =========== =======  =========

    CONTACT: Greene County Bancshares, Inc.
             Senior Vice President and Chief Financial Officer
             James E. Adams, 423-278-3050